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                      Supplement dated July 20, 2001 to the
                     SAI for Class A and Institutional Class
                              dated May 1, 2001 of
                      Short-Intermediate Income Fund, Inc.


         The following replaces the first 3 sentences of the first paragraph in the section entitled "Investment Objective and Policies" on page 1:

         The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in US Government Securities (including certain mortgage-backed securities), collateralized mortgage obligations ('CMOs'), other asset-backed securities and corporate debt securities. The Fund may also invest up to 20% of its total assets in non-US dollar-denominated securities.






               Please Retain This Supplement for Future Reference.










SUPPSHORTI (07/01)
CUSIPs:
825.24T.101
825.24T.200